                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     THIS AGREEMENT is made as of July 21, 1995, by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), Hancock Venture Partners IV - Direct Fund L.P., a Delaware limited partnership ("Hancock"), BT Capital Partners, Inc., a Delaware corporation ("BT"), Northwood Capital Partners LLC, a New York limited liability company ("Northwood Capital"), Northwood Ventures, a New York limited partnership ("Northwood Ventures"), and Enterprises & Transcommunications, L.P., a Delaware limited partnership ("Prime," and collectively with CIBC, Chemical, Hancock, Northwood Capital, and subject to paragraph 7 below, the "Investors"), and each of the stockholders listed on the Schedule of United Stockholders attached hereto (the "United Stockholders"). The Investors and the United Stockholders are collectively referred to as the "Stockholders" and individually as a "Stockholder." Capitalized terms used herein are defined in paragraph 6 hereof.

     The Investors (other than Prime) are parties to an Amended and Restated Stockholders Agreement dated as of June 22, 1995 (the "Original Agreement"), and all of the Investors are parties to a Purchase Agreement with the Company dated as of such date and amended as of the date hereof (as amended through the date hereof and hereafter in accordance with its terms, the "Purchase Agreement") pursuant to which the Investors other than Prime have purchased, and in connection with the execution hereof Prime will purchase, shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and Series A-2 10% Senior Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Investors (other than Prime) executed the Original Agreement for the purpose, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board"), and (ii) limiting the manner and terms by which the Stockholder Shares may be transferred.

     The Company, the Investors and the undersigned United Stockholders desire to amend and restate the Original Agreement on the terms set forth herein. The undersigned Investors hold all of the Investor Common Stock and the undersigned United Stockholders hold a majority of the Stockholder Shares which are not Investor Common Stock. The execution and delivery of this Agreement is a condition to Prime's purchase of the Common Stock and Preferred Stock pursuant to the Purchase Agreement. This Agreement shall become effective upon the consummation of the Second Closing (as defined in the Purchase Agreement) pursuant to the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Board of Directors.

     (a) From and after the Closing (as defined in the Purchase Agreement) and until the provisions of this paragraph 1 cease to be effective, each Stockholder shall vote all of his Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) subject to paragraph l(g), the authorized number of directors on the Board shall be established at seven directors;

          (ii) the following persons shall be elected to the Board:

               (A) one representative designated by the holders of CIBC Common Stock, determined by a vote of the holders of a majority of the outstanding shares of CIBC Stock (the "CIBC Director");

               (B) one representative designated by the holders of Chemical Common Stock, determined by a vote of the holders of a majority of the outstanding shares of Chemical Common Stock (the "Chemical Director");

               (C) one representative designated by the holders of Hancock Common Stock, determined by a vote of the holders of a majority of the outstanding shares of Hancock Common Stock (the "Hancock Director");

               (D) one representative designated by the holders of BT Common Stock, determined by a vote of the holders of a majority of the outstanding shares of BT Common Stock (the "BT Director");

               (E) two representatives (the "Management Directors") designated by Thomas C. Brandenburg ("Brandenburg"), provided that until the first annual meeting of the Company's stockholders, Brandenburg and Charles E. Buckman shall serve as the Management Directors; and

               (F) upon and after consummation of the sale of Additional Stock to Prime in accordance with the terms of the Purchase Agreement and execution by Prime of a counterpart to this Agreement, one representative designated by the holders of Prime Common Stock, determined by a vote of the holders of a majority of the outstanding shares of Prime Common Stock (the "Prime Director");

          (iii) the composition of the board of directors (the "Quest Board") of Quest United, Inc., a Delaware corporation, shall include each of the directors, if any, designated to the Board pursuant to subparagraph (A),
     (B), (C), (D), (E) or (F) of paragraph l(a)(ii) above and not more than two
     (2) other persons (three (3) other persons so long as Stephen C. Schwartz owns common stock of UTS);

          (iv) the composition of the board of directors (the "Network Board") of U.S. Network Corporation, a Delaware corporation ("Network"), shall be the same as that of the Board;

          (v) the composition of the board of directors (the "UTS Board") of UTS shall include each of the directors, if any, designated to the Board pursuant to subparagraph (A), (B), (C), (D), (E) or (F) of paragraph l(a)(ii) above and not more than three (3) other persons; provided, however, that until such time as the existing agreement among stockholders of UTS is amended to accommodate the foregoing (it being understood that each of the parties hereto will take reasonable steps to cause such agreement to be amended), such board shall include each of the directors designated to the board pursuant to subparagraph (A),(B) or (C), one director designated pursuant to subparagraph (E), and Stephen C. Schwartz.

          (vi) the composition of the board of directors (a "Sub Board") of each other Subsidiary of the Company shall include each of the directors, if any, designated to the Board pursuant to subparagraph (A), (B), (C), (D),
     (E) or (F) of paragraph l(a)(ii) above and not more than four (4) other persons; provided that the board of directors of USN Solutions, Inc. and the board of directors of USN Communications, Inc. shall be comprised solely of one director, and such director shall be Brandenburg, unless and until the holders of a majority of the outstanding shares of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock request otherwise;

          (vii) the removal from the Board, or any Sub Board (with or without cause) of any representative designated hereunder by the holders of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock or by Brandenburg shall be at the written request of holders of a majority of the outstanding shares of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock, respectively, or by Brandenburg, respectively, but only upon such written request and under no other circumstances, provided that if any director elected pursuant to (ii)(C) above ceases to be an employee of the Company and its subsidiaries, such director shall be removed as a director promptly after his employment ceases; and

          (viii) in the event that any representative designated hereunder by the holders of CIBC Common Stock, Chemical Common

     Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock, respectively, or Brandenburg for any reason ceases to serve as a member of the Board or any Sub Board during such director's term of office, the resulting vacancy on the Board or Sub Board shall be filled by a representative designated by the holders of a majority of the outstanding shares of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock, respectively, or by Brandenburg, respectively, as provided hereunder.

     (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or the board of any Subsidiary and any committees thereof. So long as any CIBC Director, Chemical Director, Hancock Director, BT Director or Prime Director serves on the Board and for 5 years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Investors.

     (c) The rights of the holders of CIBC Common Stock under this paragraph 1 shall terminate at such time as (i) the CIBC Common Stock represents less than 5% of the outstanding Common Stock, and (ii) CIBC and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to CIBC pursuant to the Purchase Agreement and the First Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of Chemical Common Stock under this paragraph 1 shall terminate at such time as (i) the Chemical Common Stock represents less than 5% of the outstanding Common Stock, and (ii) Chemical and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to Chemical pursuant to the Purchase Agreement and the First Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of Hancock Common Stock under this paragraph 1 shall terminate at such time as (i) the Hancock Common Stock represents less than 5% of the outstanding Common Stock, and (ii) Hancock and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to Hancock pursuant to the Purchase Agreement and the First Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of BT Common Stock under this paragraph 1 shall terminate at such time as (i) the BT Common Stock represents less than 5% of the outstanding Common Stock, and (ii) BT and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to BT pursuant to the Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of Northwood Capital Common Stock under this paragraph 1 shall terminate at such time as (i) the Northwood Capital Common Stock represents less than 5% of the outstanding Common Stock, and (ii) Northwood Capital and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to Northwood Capital pursuant to the Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of Northwood Ventures Common Stock under this paragraph 1 shall terminate at such time as (i) the Northwood Ventures Common Stock represents less than 5% of the outstanding Common Stock, and (ii) Northwood Ventures and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to Northwood Ventures pursuant to the Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations. The rights of the holders of Prime Common Stock under this paragraph 1 shall terminate at such time as (i) the Prime Common Stock represents less than 5% of the outstanding Common Stock, and (ii) Prime and its Affiliates collectively hold less than 66 2/3% of the aggregate amount of Investor Common Stock originally issued to Prime pursuant to the Purchase Agreement, as such amount is adjusted appropriately for stock splits, stock dividends, combinations of shares and similar recapitalizations.

     (d) The rights of Brandenburg under this paragraph 1 shall terminate at such time as (i) Brandenburg holds in the aggregate less than 2% of the outstanding Common Stock or (ii) Brandenburg ceases to be employed by the Company.

     (e) The provisions of this paragraph 1 shall terminate automatically and be of no further force and effect upon the first to occur of (i) April 20, 2004, unless extended by the parties hereto in accordance with Section 218 of the General Corporation Law of the State of Delaware or (ii) a Qualified Public Offering.

     (f) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the election of a person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

     (g) If any Stockholder's right to designate representatives to the Board pursuant to this paragraph 1 shall terminate, any director position which is no longer subject to designation pursuant to the terms of this paragraph 1 shall be elected pursuant to the requirements of the General Corporation Law of the State of Delaware and the bylaws of the Company.

     (h) Notwithstanding the provisions in this paragraph 1, if the authorized number of directors on the Board is increased, the persons filling such Board positions shall be designated by the holders of Investor Common Stock, determined by a vote of the holders of 66 2/3% of the outstanding Investor Common Stock.

     2. Irrevocable Proxy: Conflicting Agreement.

     (a) In order to secure each United Stockholder's obligation to vote his Stockholder Shares and other voting securities of the Company in accordance with the provisions of paragraph 1 hereof, each United Stockholder hereby appoints Brandenburg as his true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his Stockholder Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for in paragraph 1. Brandenburg may exercise the irrevocable proxy granted to him hereunder at any time any United Stockholder fails to comply with the provisions of this Agreement. The proxies and powers granted by each United Stockholder pursuant to this paragraph 2 are coupled with an interest and are given to secure the performance of the United Stockholder's obligations to the holders of the CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock and Prime Common Stock under this Agreement. Such proxies and powers will be irrevocable for the term set forth in paragraph i(e) of this Agreement and will survive the death, incompetency and disability of such United Stockholder and the subsequent holders of such Stockholder Shares.

     (b) Each Stockholder represents that he has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, except for the Voting Trust Agreement dated April 15, 1994 by and between David W. Montville ("Montville") and Brandenburg, as trustee (the "Trustee"), pursuant to which Montville granted to the Trustee all rights, including the right to vote, in connection with Montville's Stockholder Shares; the Stock Option dated April 15, 1994 by and between Brandenburg and Elizabeth Montville (the "Brandenburg Option"), the Stock Option dated April 15, 1994 by and between Montville and Elizabeth Montville (the "Montville Option") and the Stock Option dated April 15, 1994 by and between Montville and Elizabeth Howe (the "Howe Option").

     3. Transfer of Stockholder Shares.

     (a) Unless otherwise approved in writing by all of the Investors, prior to an initial public offering of the Common Stock Brandenburg shall not sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any Stockholder Shares held by him on the date hereof or hereafter acquired other than pursuant to the Brandenburg Option as in effect on April 20, 1994.

     (b) Unless otherwise approved in writing by all of the Investors, each United Stockholder agrees not to consummate any Transfer until 30 days after the later of the delivery to the Company and the Investors of such United Stockholder's Offer Notice (as defined below), unless the parties to the Transfer have been finally determined pursuant to this paragraph 3 prior to the expiration of such 30-day period (the "Election Period") or the Transfer is pursuant to the Brandenburg Option, the Montville Option or the Howe Option as in effect on April 20, 1994.

     (c) Subject to the provisions of subparagraph 3(a), at least 30 days prior to making any Transfer of any Stockholder Shares, the transferring United Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Offer Notice") to the Company and the Investors. The Offer Notice shall disclose in reasonable detail the proposed number of Stockholder Shares to

Transfer. First, the Company may elect to purchase all or any portion of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholders and the Investors as soon as practical but in any event within ten days after the delivery of the Offer Notice. If the Company has not elected to purchase all of the Stockholder Shares within such ten day period, each Investor may elect to purchase all (but not less than all) of his Pro Rata Share (as defined below) of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder as soon as practical but in any event within 20 days after delivery of the Offer Notice. Any Stockholder Shares not elected to be purchased by the end of such 20-day period shall be reoffered for the ten-day period prior to the expiration of the Election Period by the Transferring Stockholder on a pro rata basis to the Investors who have elected to purchase their Pro Rata Share. If the Company or any Investors have elected to purchase Stockholder Shares from the Transferring Stockholder, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notices, but in any event within 15 days after the expiration of the Election Period. To the extent that the Company and the Investors have not elected to purchase all of the Stockholder Shares being offered, the Transferring Stockholder may, within 90 days after the expiration of the Election Period, transfer such Stockholder Shares to one or more third parties at a price no less than 95% of the price per share specified in the Offer Notice. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or in installments over time, and no Stockholder Shares may be pledged without the prior written consent of the Investors, which consent may be withheld in their sole discretion. Each Stockholder's "Pro Rata Share" shall be based upon such Stockholder's proportionate ownership of all Stockholder Shares on a fully-diluted basis.

     (d) The restrictions contained in this paragraph 3 shall not apply with respect to any Transfer of Stockholder Shares by any United Stockholder pursuant to applicable laws of descent and distribution or among such Stockholder's Family Group or (ii) among its Affiliates; provided that the restrictions contained in this paragraph 3 shall continue to be applicable to the Stockholder Shares after any such Transfer and provided further that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Stockholder Shares so transferred. "Family Group" means a Stockholder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Stockholder and/or the Stockholder's spouse and/or descendants. "Affiliate" of a Stockholder means any other person, entity or investment fund controlling, controlled by or under common control with an Investor and any partner of an Investor which is a partnership; and, in the case of BT, "Affiliate" of BT shall also include any entity controlled by individuals who, immediately prior to any applicable transfer, are officers of BT.

     (e) The restrictions on transfer set forth in this paragraph 3 shall continue with respect to each Stockholder Share of the United Stockholders until the consummation of a Qualified Public Offering.

     4. Holdback Agreement. Each United Stockholder agrees not to effect any public sale or distribution of the Company's equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten registration of the Common Stock, including an initial public offering thereof, or any underwritten Piggyback Registration (as defined in the Registration Agreement dated as of the date hereof between the Investors and the Company) unless the underwriters managing the registration otherwise agree. The restrictions on the transfer of Stockholder Shares set forth in this paragraph 4 shall continue with respect to each Stockholder Share until the date on which such Stockholder Share has been transferred in a Qualified Public Offering.

     5. Legend. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "The securities represented by this certificate are subject to an Amended and Restated Stockholders Agreement dated as of

               June 22, 1995 by and among the issuer of such securities (the "Company"), as amended, and certain of the Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request."

     The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with paragraph 7 hereof.

     6. Transfer. Prior to transferring any Stockholder Shares (other than in a Qualified Public Offering) to any person or entity, including transfers pursuant to the Brandenburg Option, the Montville Option or the Howe Option, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

     7. Definitions. Unless otherwise defined herein, each capitalized term used herein shall have the meaning given such term in the Purchase Agreement.

     "BT Common Stock" means (i) the Common Stock issued to BT pursuant to the Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Chemical Common Stock" means (i) the Common Stock issued to Chemical pursuant to the Purchase Agreement or the First Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "CIBC Common Stock" means (i) the Common Stock issued to CIBC pursuant to the Purchase Agreement or the First Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Hancock Common Stock" means (i) the Common Stock issued to Hancock pursuant to the Purchase Agreement or the First Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Investor" means any of CIBC, Chemical, Hancock, BT, Northwood Capital, Northwood Ventures and Prime; and "Investors" means all of such Persons, collectively.

     "Investor Common Stock" means (i) the Common Stock issued to the Investors pursuant to the Purchase Agreement or First Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Northwood Capital Common Stock" means (i) the Common Stock issued to Northwood Capital pursuant to the Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Northwood Ventures Common Stock" means (i) the Common Stock issued to Northwood Ventures pursuant to the Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Prime Common Stock" means (i) the Common Stock issued to Prime pursuant to the Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) foregoing by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Oualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of shares of Common Stock which would result in at least 20% of the shares of Common Stock outstanding after such offering having been registered pursuant to the Securities Act, with such shares outstanding having an aggregate value of at least $20 million; provided that upon consummation thereof the Common Stock is listed on a national securities exchange or the NASDAQ National Market System.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Stockholder Shares" means (i) any Common Stock purchased or otherwise acquired by any Stockholder and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause
(i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

     8. Transfers in Violation of Agreement. Any transfer or attempted transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

     9. Sale of the Company. If the Board and the holders of 66 2/3% of the shares of Investor Common Stock then outstanding approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any other person or entity (collectively an "Approved Sale"), each Stockholder shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Stockholder shall agree to sell all of his shares of Common Stock and rights to acquire shares of Common Stock on the terms and conditions approved by the Board and the holders of 66 2/3% of the Investor Common Stock then outstanding. Each Stockholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

     10. Representations and Warranties. Each of the undersigned United Stockholders hereby represents and warrants to United and each of the Investors that he holds, free and clear of any liens, charges and encumbrances, the number of shares of Common Stock set forth opposite his name on the "Schedule of United Stockholders" hereto. Based upon the foregoing representation, the Company hereby represents and warrants to the Investors that the undersigned United Stockholders hold a majority of the outstanding Stockholder Shares which are not Investor Common Stock.

     11. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company, the holders of 66 2/3% of the outstanding Investor Common Stock and the holders of a majority of the Stockholder Shares which are not Investor Common Stock; provided that no modification, amendment or waiver of any provision of this Agreement which (A) adversely affects (i) the ability of the holders of a majority of the outstanding shares of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock, respectively, to designate or remove any CIBC Director, Chemical Director, Hancock Director, BT Director, or Prime Director, respectively, (ii) the obligation of any Stockholder pursuant to paragraph 2 above with respect to the election or removal of any such person as a director, respectively, or (iii) the obligation of the Company, directly or indirectly through its Subsidiaries, to elect a designee of such holder to the board of directors of each of the Company's Subsidiaries pursuant to the terms of this Agreement as in effect on the date hereof, or (B) directly or indirectly modifies, amends or waives Section 9 above in any respect, shall be effective without the prior written consent of the holders of a majority of the outstanding shares of CIBC Common Stock, Chemical Common Stock, Hancock Common Stock, BT Common Stock or Prime Common Stock, respectively. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     13. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     14. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

     15. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     16. Remedies. The Company, the Investors and the United Stockholders shall be entitled to enforce their rights under this

Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, any Investor and any United Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     17. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

               United USN, Inc.
               10 South Riverside Plaza, Suite 316
               Chicago, Illinois 60606
               Attention: Thomas C. Brandenburg
               Telephone: (312) 906-3600
               Facsimile: (312) 906-3636

     18. Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New York.

     19. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     20. Execution of this Agreement by Prime. By executing this Agreement, Prime assumes all of the obligations, and inures to all of the benefits, of an Investor and a Stockholder hereunder.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                        UNITED USN, INC.

                        /s/ Thomas C. Brandenburg
                        -----------------------------
                        By:  Thomas C. Brandenburg
                        Its: Chief Executive Officer



                        BT CAPITAL PARTNERS, INC.


                        _________________________________
                        By:______________________________
                        Its:_____________________________



                        CIBC WOOD GUNDY VENTURES, INC.

                        ______________________________
                        By: Richard J. Brekka
                        Its: President



                        HANCOCK VENTURE PARTNERS IV - DIRECT FUND
                        L.P.
                        By: Back Bay Partners XII L.P.
                        By: Hancock Venture
                              Partners, Inc.


                        _________________________________
                        By:______________________________
                        Its:_____________________________


                        CHEMICAL VENTURE CAPITAL
                           ASSOCIATES


                        _________________________________
                        By:______________________________
                        Its:_____________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                        UNITED USN, INC.

                        _________________________________
                        By: Thomas C. Brandenburg
                        Its: Chief Executive Officer



                        BT CAPITAL PARTNERS, INC.

                        /s/ Paul S. Lattanzio
                        _________________________________
                        By:______________________________
                        Its:_____________________________



                        CIBC WOOD GUNDY VENTURES, INC.


                        _________________________________
                        By:  Richard J. Brekka
                        Its: President



                        HANCOCK VENTURE PARTNERS IV -
                         DIRECT FUND L.P,
                        By: Back Bay Partners XII L.P.
                        By: Hancock Venture Partners, Inc.


                        _________________________________
                        By:______________________________
                        Its:_____________________________



                        CHEMICAL VENTURE CAPITAL
                          ASSOCIATES


                        _________________________________
                        By:______________________________
                        Its:_____________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                        UNITED USN, INC.



                        _________________________________
                        By: Thomas C. Brandenburg
                        Its: Chief Executive Officer



                        BT CAPITAL PARTNERS, INC.


                        ________________________________
                        By:______________________________
                        Its:_____________________________


                        CIBC WOOD GUNDY VENTURES, INC.

                        /s/ Richard J. Brekka
                        _________________________________
                        By: Richard J. Brekka
                        Its: President



                        HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                        By: Back Bay Partners XII L.P.
                        By: Hancock Venture Partners, Inc.

                        _________________________________
                        By:______________________________
                        Its:_____________________________


                        CHEMICAL VENTURE CAPITAL ASSOCIATES

                        _________________________________
                        By:______________________________
                        Its:_____________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                        UNITED USN, INC.

                        _________________________________
                        By: Thomas C. Brandenburg
                        Its: Chief Executive Officer


                        BT CAPITAL PARTNERS, INC.

                        _________________________________
                        By:______________________________
                        Its:_____________________________


                        CIBC WOOD GUNDY VENTURES, INC.

                        _________________________________
                        By: Richard J. Brekka
                        Its: President


                        HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                        By: Back Bay Partners XII L.P.
                        By: Hancock Venture Partners, Inc.

                        /s/ William A. Johnston
                        _________________________________
                        By: William A. Johnston
                        Its: S.V.P.
                            _____________________________

                        CHEMICAL VENTURE CAPITAL ASSOCIATES

                        _________________________________
                        By:______________________________
                        Its:_____________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                        UNITED USN, INC.

                        _________________________________
                        By: Thomas C. Brandenburg
                        Its: Chief Executive Officer


                        BT CAPITAL PARTNERS, INC.

                        _________________________________
                        By:______________________________
                        Its:_____________________________


                        CIBC WOOD GUNDY VENTURES, INC.

                        _________________________________
                        By: Richard J. Brekka
                        Its: President


                        HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                        By: Back Bay Partners XII L.P.
                        By: Hancock Venture Partners, Inc.

                        _________________________________
                        By:______________________________
                        Its:_____________________________


                        CHEMICAL VENTURE CAPITAL ASSOCIATES

                        /s/ Donald J. Hofmann, Jr.
                        _________________________________
                        By:______________________________
                        Its:_____________________________

                        ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                        By: Prime Enterprises, L.P.
                        By: Prime New Ventures Management, L.P.
                        By: Prime II Management, L.P.
                        By: Prime II Management, Inc.

                        /s/ William P. Glasgow
                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        NORTHWOOD CAPITAL PARTNERS LLC


                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        NORTHWOOD VENTURES

                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        THOMAS C. BRANDENBURG

                        _______________________________________


                        THOMAS C. BRANDENBURG, as Trustee for
                          David W. Montville

                        _______________________________________

                        ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                        By: Prime Enterprises, L.P.
                        By: Prime New Ventures Management, L.P.
                        By: Prime II Management, L.P.
                        By: Prime II Management, Inc.

                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        NORTHWOOD CAPITAL PARTNERS LLC

                        /s/ Peter G. Schiff
                        _______________________________________

                        By:
                            ____________________________________
                        Its: Chairman and CEO
                            ___________________________________

                        NORTHWOOD VENTURES

                        /s/ Peter G. Schiff
                        _______________________________________
                        By:
                           ____________________________________
                        Its: General Partner
                            ___________________________________

                        THOMAS C. BRANDENBURG

                        _______________________________________


                        THOMAS C. BRANDENBURG, as Trustee for
                            David W. Montville

                        _______________________________________

                        ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                        By: Prime Enterprises, L.P.
                        By: Prime New Ventures Management, L.P.
                        By: Prime II Management, L.P.
                        By: Prime II Management, Inc.

                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        NORTHWOOD CAPITAL PARTNERS LLC

                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        NORTHWOOD VENTURES

                        _______________________________________
                        By:____________________________________
                        Its:___________________________________


                        THOMAS C. BRANDENBURG

                        /s/ Thomas C. Brandenburg
                        _______________________________________


                        THOMAS C. BRANDENBURG, as Trustee for
                            David W. Montville

                        /s/ Thomas C. Brandenburg
                        _______________________________________

                             SCHEDULE OF INVESTORS
                             ---------------------

CIBC Wood Gundy Ventures, Inc.
425 Lexington Avenue
New York, New York 10017-3903
Attention: Richard J. Brekka, President
Telephone: (212) 846-3736
Facsimile: (212) 697-1544

Chemical Venture Capital Associates
270 Park Avenue, 5th Floor
New York, New York 10017-2070
Attention: Donald J. Hofmann, Jr.
Telephone: (212) 270-1366
Facsimile: (212) 270-2379

Hancock Venture Partners IV - Direct Fund L.P.
One Financial Center, 44th Floor
Boston, Massachusetts 02111
Attention: William Johnston
Telephone: (617) 348-3707
Facsimile: (617) 350-0305

BT Capital Partners, Inc.
130 Liberty Street, 25th Floor
New York, New York 10006
Attention: Paul Lattanzio
Telephone: (212) 250-9560
Facsimile: (212) 250-7651

Northwood Capital Partners LLC
485 Underhill Blvd.
Syosset, NY 11791
Attention: Henry T. Wilson
Telephone: (516) 364-5544
Facsimile: (516) 364-0879

Northwood Ventures
485 Underhill Blvd.
Syosset, NY 11791
Attention: Henry T. Wilson
Telephone: (516) 364-5544
Facsimile: (516) 364-0879

Enterprises & Transcommunications, L.P.
600 Congress, Suite 3000
One American Center
Austin, Texas 78701
Attention: William P. Glasgow
Telephone: (512) 476-7888
Facsimile: (512) 476-4869
Attention: Danny Fennewalt
Telephone: (512) 505-4171
Facsimile: (516) 505-4110

                        SCHEDULE OF UNITED STOCKHOLDERS
                        -------------------------------

First Continental Capital Corporation
2311 Cedar Springs Road, Suite 400
Dallas, Texas 75201
Attention: C. Richard Ronchetti
Telephone: (214) 871-7000
Facsimile: (214) 871-0540

Thomas C. Brandenburg
10 S. Riverside Plaza, Suite 316
Chicago, IL 60606

Thomas C. Brandenburg, as Trustee for
David W. Montville
10 S. Riverside Plaza, Suite 316
Chicago, IL 60606

Kevin Maddock
22611 Puntallana
Mission Viejo, CA 92692

Robert Nisbett
9 Tamalpais Road
Berkeley, CA 94708

Joseph Montanile
1097 Korfitsen Road
New Milford, NJ 07646

David McCarthy

1706 72nd Ave. North
Brooklyn Center, MN 55430

Howard Gerson
47-42 188th Street
Flushing, NJ 11358

Sal Fabricante
9 Candlewood Path N.
Dix Hills, NY 11746

Al Dentale, Jr.
30 Vone's Lane
Raritan, NJ 08869

Demo Cervelli
15 Bell Avenue
Fords, NJ 08863

Larry Gladysz
1 Talburn Lane
Dix Hills, NY 11746

Louis Rappaport
184 White Oak Ridge Road
Short Hills, NJ 07078